UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 13, 2009

Montavo, Inc.

(Exact name of registrant as specified in its charter)

Delaware

000-29397

33-0619528

(State or other jurisdiction

(Commission

(IRS Employer

of incorporation)

File Number)

Identification No.)

4957 Lakemont Blvd. Suite 239, Bellevue, WA 98006

(Address of principal executive offices)                        (Zip Code)

(425) 747-5500

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On May 13, 2009, Montavo signed an agreement with Alcatel-Lucent.  Under the terms of the agreement both Alcatel-Lucent and Montavo will market and sell the Montavo solution.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONTAVO, INC.

Date: May 20, 2009

/s/ Brook Lang

Brook Lang, CEO